Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Fourth Quarter 2021 Financial Results

•Record net revenue of $247.9 million, up 8% sequentially and up 27% year-over-year
•GAAP gross margin 57.2% and non-GAAP gross margin 61.7%, up 70 bps and 40 bps from previous quarter, respectively

Carlsbad, Calif. – February 2, 2022 – MaxLinear, Inc. (NASDAQ: MXL), a leading provider of RF, analog, digital and mixed-signal integrated circuits, today announced financial results for the fourth quarter ended December 31, 2021.

Fourth Quarter Financial Highlights
GAAP basis:
•Net revenue was $247.9 million, up 8% sequentially and up 27% year-over-year.
•GAAP gross margin was 57.2%, compared to 56.5% in the prior quarter, and 42.7% in the year-ago quarter.
•GAAP operating expenses were $112.4 million in the fourth quarter 2021, or 45% of net revenue, compared to $106.0 million in the prior quarter, or 46% of net revenue, and $106.7 million in the year-ago quarter, or 55% of net revenue.
•GAAP income from operations was 12% of revenue, compared to income from operations of 10% in the prior quarter, and loss from operations of 12% in the year-ago quarter.
•Net cash flow provided by operating activities was $16.0 million, compared to net cash flow provided by operating activities of $84.1 million in the prior quarter, and net cash flow provided by operating activities of $74.3 million in the year-ago quarter.
•GAAP diluted earnings per share was $0.35, compared to diluted earnings per share of $0.12 in the prior quarter, and diluted loss per share of $0.33 in the year-ago quarter.
Non-GAAP basis:
•Non-GAAP gross margin was 61.7%. This compares to 61.3% in the prior quarter, and 57.8% in the year-ago quarter.
•Non-GAAP operating expenses were $75.9 million, or 31% of revenue, compared to $74.4 million or 32% of revenue in the prior quarter, and $75.8 million or 39% of revenue in the year-ago quarter.
•Non-GAAP income from operations was 31% of revenue, compared to 29% in the prior quarter, and 19% in the year-ago quarter.
•Non-GAAP diluted earnings per share was $0.86, compared to diluted earnings per share of $0.75 in the prior quarter, and diluted earnings per share of $0.39 in the year-ago quarter.

Management Commentary

“In the fourth quarter, revenue was up 8% sequentially and up 27% year-over-year, driven by strong growth across our connectivity, broadband and infrastructure markets. Wi-Fi grew 40% sequentially and we exited Q4 on a $100 million annualized revenue run rate which we expect to build upon through 2022. Non-GAAP gross margin for Q4 improved to 61.7% driven by product mix shift towards higher value products. We are excited about our prospects for continued future growth driven by our comprehensive product portfolio, and the accelerating pace of new product launches particularly in connectivity, fiber-to-the home broadband, optical, and wireless infrastructure markets,” commented Kishore Seendripu, Ph.D., Chairman and CEO.

First Quarter 2022 Business Outlook

The company expects revenue in the first quarter 2022 to be approximately $255 million to $265 million. The Company also estimates the following:
•GAAP gross margin of approximately 57% to 59%;
•Non-GAAP gross margin of approximately 61% to 63%;
•GAAP operating expenses of approximately $108 million to $114 million;
•Non-GAAP operating expenses of approximately $76 million to $82 million;
•GAAP and non-GAAP interest and other expense of approximately $2.7 million.
Webcast and Conference Call

MaxLinear will host its fourth quarter financial results conference call today, February 2, 2022 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com, and will be archived and available after the call at https://investors.maxlinear.com until February 16, 2022. A replay of the conference call will also be available until February 16, 2022 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13726224.

Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including specifically our current guidance for first quarter 2022 revenue, gross margins, and operating expenses as well as statements with respect to confidence in the Company’s outlook for first quarter 2022) and statements concerning expectations of potential developments in our target markets, including (without limitation) management’s views with respect to the prospects for and trends in our broadband, connectivity and infrastructure markets, and in particular, expectations concerning the development of our Wi-Fi market. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions. Additional risks and uncertainties affecting our business and future operating results include, without limitation, increasing supply chain risks within our industry, including increases in shipping and material costs and substantial shipping delays resulting in extended lead-times; inflation trends in our supply chain and in the global economy generally; the on-going impact of the COVID-19 pandemic on our business, including the extent to which our broadband businesses will continue to benefit from work-from-home and similar initiatives as the pandemic abates; the impact of our indebtedness and limitations on our operating flexibility based on financial and operating covenants in the applicable term loan agreements, including (without limitation) debt covenant restrictions that may limit our ability to obtain additional financing, granting liens, undergoing certain fundamental changes, or making investments or certain restricted payments, and selling assets; risks associated with our ability to realize improved profitability from our Wi-Fi and Broadband assets business; intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; potential uncertainties arising from continued consolidation among cable television and satellite operators in our target markets and continued consolidation among competitors within the semiconductor industry generally; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; potential decreases in average selling prices for our products; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry; our reliance on a limited number of third party manufacturers; our lack of long-term supply contracts and dependence on limited sources of supply, which may be adversely affected by the pandemic; uncertainties concerning how end user markets for our products will develop, including in particular markets we have entered more recently such as broadband and Wi-Fi and 5G wireless and fiber-optic data center high-speed interconnect infrastructure markets but also existing markets which we previously referred to as connected home; and uncertainties concerning the outcome of global trade negotiations, export control limitations, and heightened geopolitical risks generally.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and our Current Reports on Form 8-K, as well as the information to be set forth under the caption “Risk Factors” in MaxLinear’s Annual Report on Form 10-K for the year ended December 31, 2021, which we expect to file soon. All forward-looking statements are based on the estimates, projections and assumptions of management as of February 2, 2022, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures
To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating expenses as a percentage of revenue, income from operations as percentage of revenue, and diluted earnings per share. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance based bonus plan for 2021, which we currently intend to settle in shares of our common stock; (iii) accruals related to our performance based bonus plan for 2020, which we settled in shares of common stock in 2021; (iv) amortization of inventory fair value adjustments; (v) amortization of purchased intangible assets; (vi) research and development funded by others; (vii) acquisition and integration costs related to our acquisitions; (viii) professional fees and settlement costs related to IP and commercial litigation matters; (ix) severance and other restructuring charges; (x) impairment losses on intangible assets; (xi) loss from extinguishment of debt; (xii) other non-recurring interest and other income (expenses), net attributable to acquisitions and (xiii) non-cash income tax benefits and expenses. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.

We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Bonuses under our executive and non-executive bonus programs have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the 2020 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2021. We currently expect that bonus awards under our fiscal 2021 program will be settled in common stock in the first quarter of fiscal 2022.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets, amortization of inventory fair value adjustments, acquisition and integration costs primarily consisting of professional and consulting fees, and amortization of discount on deferred purchase price payments to interest expense. Gains related to acquisitions include a gain on sale of an investment in a privately-held entity included in interest and other income.
Research and development funded by others represents proceeds received under contracts for jointly funded R&D projects to develop technology that may be commercialized into a product in the future. Such proceeds have not yet been recognized in GAAP results as the Company may be required to repay all or a portion of the funds provided by the other party under certain conditions. Management believes it is not probable that it will trigger such conditions.
Impairment losses relate to certain intangible assets.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to impairment of leased right-of-use assets or from exiting certain facilities.
Loss on extinguishment of debt is related to the charge-off of remaining unamortized debt discount and issuance costs on debt we repaid early with proceeds from a new term loan in June 2021.
Expenses incurred in relation to our intellectual property and commercial litigation include professional fees incurred.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, particularly related to stock-based compensation and its related tax effects as well as potential impairments, we have not provided a reconciliation for non-GAAP guidance provided for the first quarter 2022.
About MaxLinear, Inc.
MaxLinear, Inc. (NASDAQ:MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contact:
Steven Litchfield
Tel: 949-333-0080
IR@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	December 31, 2021	September 30, 2021	December 31, 2020
Net revenue	$247,889	$229,774	$194,716
Cost of net revenue	106,112	99,981	111,629
Gross profit	141,777	129,793	83,087
Operating expenses:
Research and development	73,320	67,538	70,504
Selling, general and administrative	39,120	38,469	36,238
Total operating expenses	112,440	106,007	106,742
Income (loss) from operations	29,337	23,786	(23,655)
Interest income	32	28	126
Interest expense	(2,400)	(2,649)	(4,724)
Other income (expense), net	1,510	(105)	(550)
Total other income (expense), net	(858)	(2,726)	(5,148)
Income (loss) before income taxes	28,479	21,060	(28,803)
Income tax provision (benefit)	303	11,802	(4,131)
Net income (loss)	$28,176	$9,258	$(24,672)
Net income (loss) per share:
Basic	$0.37	$0.12	$(0.33)
Diluted	$0.35	$0.12	$(0.33)
Shares used to compute net income (loss) per share:
Basic	76,755	76,582	74,335
Diluted	81,567	79,815	74,335

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Years Ended
	December 31, 2021	December 31, 2020
Net revenue	$892,398	$478,596
Cost of net revenue	396,566	265,798
Gross profit	495,832	212,798
Operating expenses:
Research and development	278,440	179,993
Selling, general and administrative	149,943	130,025
Impairment losses	—	86
Restructuring charges	2,204	3,833
Total operating expenses	430,587	313,937
Income (loss) from operations	65,245	(101,139)
Interest income	78	409
Interest expense	(12,996)	(12,952)
Loss on extinguishment of debt	(5,221)	—
Other income (expense), net	764	(1,170)
Total other income (expense), net	(17,375)	(13,713)
Income (loss) before income taxes	47,870	(114,852)
Income tax provision (benefit)	5,901	(16,259)
Net income (loss)	$41,969	$(98,593)
Net income (loss) per share:
Basic	$0.55	$(1.35)
Diluted	$0.53	$(1.35)
Shares used to compute net income (loss) per share:
Basic	76,037	73,133
Diluted	79,679	73,133

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	December 31, 2021	September 30, 2021	December 31, 2020
Operating Activities
Net income (loss)	$28,176	$9,258	$(24,672)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization and depreciation	24,353	23,117	22,694
Amortization of inventory fair value adjustments	—	—	18,500
Amortization of debt issuance costs and accretion of discount on debt and leases	416	513	815
Stock-based compensation	16,415	16,022	14,540
Deferred income taxes	(4,640)	6,866	(13,235)
Loss on disposal of property and equipment	—	145	—
(Gain) loss on foreign currency and other	250	(24)	914
Excess tax benefits on stock based awards	(2,046)	(738)	(147)
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(12,265)	28,454	37,736
Inventory	(4,249)	(28,844)	(11,657)
Prepaid expenses and other assets	(9,301)	39	(4,597)
Leased right-of-use assets	—	—	36
Accounts payable, accrued expenses and other current liabilities	(22,283)	28,743	(10,099)
Accrued compensation	9,746	8,616	9,485
Accrued price protection liability	(8,956)	(5,319)	29,280
Lease liabilities	(2,835)	(2,723)	(2,111)
Other long-term liabilities	3,252	(48)	6,787
Net cash provided by operating activities	16,033	84,077	74,269
Investing Activities
Purchases of property and equipment	(12,242)	(9,624)	(2,355)
Purchases of intangible assets	(965)	(5,504)	(2,411)
Cash used in acquisitions, net of cash acquired	(5,000)	(7,500)	—
Net cash used in investing activities	(18,207)	(22,628)	(4,766)
Financing Activities
Payment of debt issuance cost	(29)	(17)	—
Repayment of debt	(20,000)	(20,000)	(17,188)
Net proceeds from issuance of common stock	2,494	192	2,798
Minimum tax withholding paid on behalf of employees for restricted stock units	(2,068)	(976)	(643)
Repurchase of common stock	(15,403)	(1,008)	—
Net cash used in financing activities	(35,006)	(21,809)	(15,033)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,636)	(520)	(1,178)
Increase (decrease) in cash, cash equivalents and restricted cash	(38,816)	39,120	53,292
Cash, cash equivalents and restricted cash at beginning of period	170,554	131,434	96,742
Cash, cash equivalents and restricted cash at end of period	$131,738	$170,554	$150,034

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended
	December 31, 2021	December 31, 2020
Operating Activities
Net income (loss)	$41,969	$(98,593)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Amortization and depreciation	91,792	76,513
Impairment losses	—	86
Amortization of inventory fair value adjustments	—	32,945
Amortization of debt issuance costs and accretion of discount on debt and leases	3,000	2,201
Stock-based compensation	59,358	47,597
Deferred income taxes	(3,235)	(18,488)
Loss on disposal of property and equipment	533	—
Impairment of leasehold improvements	226	319
Impairment of leased right-of-use assets	429	1,508
Loss on extinguishment of debt	5,221	—
Loss on foreign currency	634	1,289
Excess tax benefits on stock-based awards	(7,415)	(677)
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(51,690)	(16,856)
Inventory	(33,689)	(31,837)
Prepaid expenses and other assets	24,186	(38,954)
Leased right-of-use assets	72	441
Accounts payable, accrued expenses and other current liabilities	12,771	57,094
Accrued compensation	33,595	32,606
Accrued price protection liability	(7,320)	34,719
Lease liabilities	(9,905)	(6,386)
Other long-term liabilities	7,701	(1,934)
Net cash provided by operating activities	168,233	73,593
Investing Activities
Purchases of property and equipment	(39,176)	(12,487)
Purchases of intangible assets	(7,581)	(2,799)
Cash used in acquisitions, net of cash acquired	(40,000)	(160,000)
Purchases of available-for-sale securities	(5,000)	—
Net cash used in investing activities	(91,757)	(175,286)
Financing Activities
Proceeds from the issuance of debt	350,000	175,000
Payment of debt issuance cost	(4,173)	(2,696)
Repayment of debt	(409,813)	(17,188)
Net proceeds from issuance of common stock	8,780	8,068
Minimum tax withholding paid on behalf of employees for restricted stock units	(13,149)	(3,535)
Repurchase of common stock	(23,548)	—
Net cash provided by (used in) financing activities	(91,903)	159,649
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(2,869)	(1,039)
Increase (decrease) in cash, cash equivalents and restricted cash	(18,296)	56,917
Cash, cash equivalents and restricted cash at beginning of period	150,034	93,117
Cash, cash equivalents and restricted cash at end of period	$131,738	$150,034

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2021	September 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$130,572	$169,424	$148,901
Short-term restricted cash	105	107	115
Accounts receivable, net	119,724	106,867	67,442
Inventory	131,703	127,347	97,839
Prepaid expenses and other current assets	22,000	14,535	47,421
Total current assets	404,104	418,280	361,718
Long-term restricted cash	1,061	1,023	1,018
Property and equipment, net	60,924	53,022	39,470
Leased right-of-use assets	27,269	23,668	21,886
Intangible assets, net	152,540	163,894	207,266
Goodwill	306,668	302,828	302,828
Deferred tax assets	89,168	84,660	86,065
Other long-term assets	8,650	6,519	2,191
Total assets	$1,050,384	$1,053,894	$1,022,442

Liabilities and stockholders’ equity
Current liabilities	$207,395	$231,274	$233,661
Long-term lease liabilities	24,640	21,400	20,862
Long-term debt	306,153	326,027	363,592
Other long-term liabilities	22,998	17,650	13,210
Stockholders’ equity	489,198	457,543	391,117
Total liabilities and stockholders’ equity	$1,050,384	$1,053,894	$1,022,442

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	December 31, 2021	September 30, 2021	December 31, 2020
GAAP gross profit	$141,777	$129,793	$83,087
Stock-based compensation	152	151	160
Performance based equity	137	123	124
Amortization of inventory fair value adjustments	—	—	18,500
Amortization of purchased intangible assets	10,759	10,743	10,667
Non-GAAP gross profit	152,825	140,810	112,538

GAAP R&D expenses	73,320	67,538	70,504
Stock-based compensation	(8,243)	(7,691)	(7,410)
Performance based equity	(8,224)	(6,642)	(6,124)
Research and development funded by others	(2,000)	—	—
Acquisition and integration costs	(25)	—	—
Non-GAAP R&D expenses	54,828	53,205	56,970

GAAP SG&A expenses	39,120	38,469	36,238
Stock-based compensation	(8,020)	(8,179)	(6,970)
Performance based equity	(3,934)	(3,120)	(2,991)
Amortization of purchased intangible assets	(5,928)	(5,811)	(6,200)
Acquisition and integration costs	(192)	(135)	(1,200)
IP litigation costs, net	—	—	(32)
Non-GAAP SG&A expenses	21,046	21,224	18,845

GAAP income (loss) from operations	29,337	23,786	(23,655)
Total non-GAAP adjustments	47,614	42,595	60,378
Non-GAAP income from operations	76,951	66,381	36,723

GAAP interest and other income (expense), net	(858)	(2,726)	(5,148)
Non-recurring interest and other income (expense), net	(1,893)	73	384
Non-GAAP interest and other income (expense), net	(2,751)	(2,653)	(4,764)

GAAP income (loss) before income taxes	28,479	21,060	(28,803)
Total non-GAAP adjustments	45,721	42,668	60,762
Non-GAAP income before income taxes	74,200	63,728	31,959

GAAP income tax provision (benefit)	303	11,802	(4,131)
Adjustment for non-cash tax benefits/expenses	4,149	(7,979)	6,048
Non-GAAP income tax provision	4,452	3,823	1,917

GAAP net income (loss)	28,176	9,258	(24,672)
Total non-GAAP adjustments before income taxes	45,721	42,668	60,762
Less: total tax adjustments	4,149	(7,979)	6,048
Non-GAAP net income	$69,748	$59,905	$30,042

Shares used in computing non-GAAP basic net income per share	76,755	76,582	74,335
Shares used in computing non-GAAP diluted net income per share	81,567	79,815	77,926
Non-GAAP basic net income per share	$0.91	$0.78	$0.40
Non-GAAP diluted net income per share	$0.86	$0.75	$0.39

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Years Ended
	December 31, 2021	December 31, 2020
GAAP gross profit	$495,832	$212,798
Stock-based compensation	620	577
Performance based equity	469	482
Amortization of inventory fair value adjustments	—	32,945
Amortization of purchased intangible assets	42,992	37,730
Non-GAAP gross profit	539,913	284,532

GAAP R&D expenses	278,440	179,993
Stock-based compensation	(30,364)	(22,252)
Performance based equity	(27,713)	(16,118)
Research and development funded by others	(5,800)	—
Acquisition and integration costs	(155)	—
Non-GAAP R&D expenses	214,408	141,623

GAAP SG&A expenses	149,943	130,025
Stock-based compensation	(28,374)	(24,172)
Performance based equity	(12,301)	(8,262)
Amortization of purchased intangible assets	(23,625)	(23,529)
Acquisition and integration costs	(1,913)	(14,322)
IP litigation costs, net	(11)	(181)
Non-GAAP SG&A expenses	83,719	59,559

GAAP impairment losses	—	86
Impairment losses	—	(86)
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	2,204	3,833
Restructuring charges	(2,204)	(3,833)
Non-GAAP restructuring expenses	—	—

GAAP income (loss) from operations	65,245	(101,139)
Total non-GAAP adjustments	176,541	184,489
Non-GAAP income from operations	241,786	83,350

GAAP loss on extinguishment of debt	(5,221)	—
Loss on extinguishment of debt	5,221	—
Non-GAAP loss on extinguishment of debt	—	—

GAAP interest and other income (expense), net	(12,154)	(13,713)
Non-recurring interest and other income (expense), net	(1,377)	384
Non-GAAP interest and other income (expense), net	(13,531)	(13,329)

GAAP income (loss) before income taxes	47,870	(114,852)
Total non-GAAP adjustments	180,385	184,873
Non-GAAP income before income taxes	228,255	70,021

GAAP income tax provision (benefit)	5,901	(16,259)
Adjustment for non-cash tax benefits/expenses	7,794	20,460
Non-GAAP income tax provision	13,695	4,201

GAAP net income (loss)	41,969	(98,593)
Total non-GAAP adjustments before income taxes	180,385	184,873
Less: total tax adjustments	7,794	20,460
Non-GAAP net income	$214,560	$65,820

Shares used in computing non-GAAP basic net income per share	76,037	73,133
Shares used in computing non-GAAP diluted net income per share	79,679	74,928
Non-GAAP basic net income per share	$2.82	$0.90
Non-GAAP diluted net income per share	$2.69	$0.88

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	December 31, 2021	September 30, 2021	December 31, 2020
GAAP gross profit	57.2%	56.5%	42.7%
Stock-based compensation	0.1%	0.1%	0.1%
Performance based equity	0.1%	0.1%	0.1%
Amortization of inventory fair value adjustments	—%	—%	9.5%
Amortization of purchased intangible assets	4.3%	4.7%	5.5%
Non-GAAP gross profit	61.7%	61.3%	57.8%

GAAP R&D expenses	29.6%	29.4%	36.2%
Stock-based compensation	(3.3)%	(3.4)%	(3.8)%
Performance based equity	(3.3)%	(2.9)%	(3.1)%
Research and development funded by others	(0.8)%	—%	—%
Acquisition and integration costs	—%	—%	—%
Non-GAAP R&D expenses	22.1%	23.2%	29.3%

GAAP SG&A expenses	15.8%	16.7%	18.6%
Stock-based compensation	(3.2)%	(3.6)%	(3.6)%
Performance based equity	(1.6)%	(1.4)%	(1.5)%
Amortization of purchased intangible assets	(2.4)%	(2.5)%	(3.2)%
Acquisition and integration costs	(0.1)%	(0.1)%	(0.6)%
IP litigation costs, net	—%	—%	—%
Non-GAAP SG&A expenses	8.5%	9.2%	9.7%

GAAP income (loss) from operations	11.8%	10.4%	(12.2)%
Total non-GAAP adjustments	19.2%	18.5%	31.0%
Non-GAAP income from operations	31.0%	28.9%	18.9%

GAAP interest and other income (expense), net	(0.4)%	(1.2)%	(2.6)%
Non-recurring interest and other income (expense), net	(0.8)%	—%	0.2%
Non-GAAP interest and other income (expense), net	(1.1)%	(1.2)%	(2.5)%

GAAP income (loss) before income taxes	11.5%	9.2%	(14.8)%
Total non-GAAP adjustments before income taxes	18.4%	18.6%	31.2%
Non-GAAP income before income taxes	29.9%	27.7%	16.4%

GAAP income tax provision (benefit)	0.1%	5.1%	(2.1)%
Adjustment for non-cash tax benefits/expenses	1.7%	(3.5)%	3.1%
Non-GAAP income tax provision	1.8%	1.7%	1.0%

GAAP net income (loss)	11.4%	4.0%	(12.7)%
Total non-GAAP adjustments before income taxes	18.4%	18.6%	31.2%
Less: total tax adjustments	1.7%	(3.5)%	3.1%
Non-GAAP net income	28.1%	26.1%	15.4%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Years Ended
	December 31, 2021	December 31, 2020
GAAP gross profit	55.6%	44.5%
Stock-based compensation	0.1%	0.1%
Performance based equity	0.1%	0.1%
Amortization of inventory fair value adjustments	—%	6.9%
Amortization of purchased intangible assets	4.8%	7.9%
Non-GAAP gross profit	60.5%	59.5%

GAAP R&D expenses	31.2%	37.6%
Stock-based compensation	(3.4)%	(4.7)%
Performance based equity	(3.1)%	(3.4)%
Research and development funded by others	(0.7)%	—%
Acquisition and integration costs	—%	—%
Non-GAAP R&D expenses	24.0%	29.6%

GAAP SG&A expenses	16.8%	27.2%
Stock-based compensation	(3.2)%	(5.1)%
Performance based equity	(1.4)%	(1.7)%
Amortization of purchased intangible assets	(2.7)%	(4.9)%
Acquisition and integration costs	(0.2)%	(3.0)%
IP litigation costs, net	—%	—%
Non-GAAP SG&A expenses	9.4%	12.4%

GAAP impairment losses	—%	0.02%
Impairment losses	—%	(0.02)%
Non-GAAP impairment losses	—%	—%

GAAP restructuring expenses	0.3%	0.8%
Restructuring charges	(0.3)%	(0.8)%
Non-GAAP restructuring expenses	—%	—%

GAAP income (loss) from operations	7.3%	(21.1)%
Total non-GAAP adjustments	19.8%	38.5%
Non-GAAP income from operations	27.1%	17.4%

GAAP loss on extinguishment of debt	(0.6)%	—%
Loss on extinguishment of debt	0.6%	—%
Non-GAAP loss on extinguishment of debt	—%	—%

GAAP interest and other income (expense), net	(1.4)%	(2.9)%
Non-recurring interest and other income (expense), net	(0.2)%	0.1%
Non-GAAP interest and other income (expense), net	(1.5)%	(2.8)%

GAAP income (loss) before income taxes	5.4%	(24.0)%
Total non-GAAP adjustments	20.2%	38.6%
Non-GAAP income before income taxes	25.6%	14.6%

GAAP income tax provision (benefit)	0.7%	(3.4)%
Adjustment for non-cash tax benefits/expenses	0.9%	4.3%
Non-GAAP income tax provision	1.5%	0.9%

GAAP net income (loss)	4.7%	(20.6)%
Total non-GAAP adjustments before income taxes	20.2%	38.6%
Less: total tax adjustments	0.9%	4.3%
Non-GAAP net income	24.0%	13.8%